UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2010

SUMMIT HOTEL PROPERTIES, LLC
(Exact name of registrant as specified in its charter)

South Dakota	000-51955	20-0617340
(State or other jurisdiction	(Commission File Number)	(I.R.S. employer identification no.)
of incorporation or organization)

2701 South Minnesota Avenue, Suite 6, Sioux Falls, South Dakota 57105
(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (605) 361-9566

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 3.03. Material Modification to Rights of Security Holders.

On November 30, 2010, the members of Summit Hotel Properties, LLC (the “Company”) approved an amendment to the Company’s Third Amended and Restated Operating Agreement (the “Operating Agreement”).  The amendment provides that The Summit Group, Inc., as the Class C member, voting separately, and holders of 51% or more of the Class A and Class A-1 membership interests, voting together as a group, may approve a merger of the Company.  Prior to the approval of the amendment, the Operating Agreement did not address the required vote for approval of a merger of the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 30, 2010, the Company held a special meeting of its Class A, Class A-1 and Class C members at the Hilton Garden Inn, 5300 South Grand Circle, Sioux Falls, South Dakota 57108.

The members approved an amendment to the Third Amended and Restated Operating Agreement for the Company concerning the voting provisions for approval of a merger, the agreement and plan of merger dated as of August 5, 2010 between the Company and Summit Hotel OP, LP, and a proposal relating to adjournment of the meeting to a later date, if necessary or appropriate.  The special meeting was not adjourned to a later date because there were sufficient votes at the time of the special meeting to adopt the agreement and plan of merger. The matters acted upon at the special meeting are described in more detail in the Company’s proxy statement/prospectus in its Registration Statement on Form S-4  (Registration No. 333-168685) (the “S-4 Registration Statement”), pursuant to which proxies were solicited.

The final voting results on these matters were as follows:

		Against/		Broker
	For	Withhold	Abstain	Non-Votes
Proposal #1 – Amendment to Operating Agreement
Class A and Class A-1 Members (voting as a group)	41,410.253	7,645.779	73.180	—
Class C Member	43,500.000	—	—	—

Proposal #2 – Agreement and Plan of Merger
Class A and Class A-1 Members (voting as a group)	41,516.147	7,483.737	129.328	—
Class C Member	43,500.000	—	—	—

Proposal #3 – Adjournment
Class A, Class A-1 and Class C Members	84,830.915	7,634.751	163.546	—
(voting as a group)

No other business was brought before the special meeting of Class A, Class A-1 and Class C members.

Item 8.01. Other Events.

The merger of the Company with Summit Hotel OP, LP is contingent on the satisfaction or waiver of certain closing conditions, as described in the S-4 Registration Statement.  There can be no assurance that the certain closing conditions will be satisfied or waived or that the merger will be completed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, LLC

By:	/s/ Kerry W. Boekelheide
	Name:	Kerry W. Boekelheide
	Title:	Chief Executive Officer

Dated:  December 3, 2010